Bank borrowings	12 Months Ended
Dec. 31, 2019
Bank borrowings
Bank borrowings

15.          Bank borrowings

The bank borrowing of USD 11,324,000 was borrowed by Shenzhen Xunlei for the construction of Xunlei Building. The borrowing term was 8 years and the annum interest rate was 5.635%. The borrowing was pledged by the land use right of Xunlei Building and the building under construction, and the net interest expense of USD 470,000 has been capitalized for the year ended December 31, 2019.